UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2017 (January 31, 2017)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On January 31, 2017, the Issuer held an earnings call with shareholders where, among other things, the Issuer discussed equity awards that were given to senior executives as part of its Project Focus initiative. A transcript of the call is furnished herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired:
         Not applicable.
(b)    Pro forma financial information:
         Not applicable.
(c)     Shell company transactions:
         Not applicable.
(d)    Exhibits:

Exhibit No.	Description
99.1	Transcript of The Scotts Miracle-Gro Company Earnings Call held on January 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: February 2, 2017	By: /s/ IVAN C. SMITH
Printed Name: Ivan C. Smith
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated February 2, 2017
The Scotts Miracle-Gro Company

Exhibit No.	Description
99.1	Transcript of The Scotts Miracle-Gro Company Earnings Call held on January 31, 2017.

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